                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 January 4, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533               74-2830661
------------------------------       ----------------       -------------------
State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)            Number)           Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 4, 2008, NovaStar Financial, Inc. and certain of its affiliates (the
"Company") entered into a Master Repurchase Agreements Waiver ("Waiver
Agreement") with Wachovia Bank, N.A. and certain of its affiliates ("Wachovia")
pursuant to which, for a period ending on February 4, 2008 (the "Waiver
Period"), Wachovia agreed not to enforce, and waived any breach or event of default that would otherwise have resulted solely from the Company's failure to comply with, the requirement under the Master Repurchase Agreements described below that the Company maintain a specified adjusted tangible net worth.
Further, the requirement under the Master Repurchase Agreements that the Company maintain liquidity of at least $30 million was amended to require the Company to maintain liquidity of at least $22 million during the Waiver Period. Wachovia expressly reserved the right to terminate the Waiver Agreement prior to February
4, 2008, if any other event of default or breach occurs under the Master
Repurchase Agreements other than as described above.

The agreements affected by this Waiver Agreement are the following (the "Master
Repurchase Agreements"), copies of which have previously been filed with the
Securities and Exchange Commission:

     1. Master Repurchase Agreement (2007 Residual Securities) dated as of April
18, 2007, among Wachovia  Investment  Holdings,  LLC,  Wachovia Capital Markets,
LLC, NovaStar Mortgage,  Inc., NovaStar Certificates Financing LLC, and NovaStar
Certificates Financing Corp. (the "2007 Residual Securities Facility").

     2. Master  Repurchase  Agreement (2007 Whole Loan) dated as of May 9, 2007, among Wachovia Bank,  National  Association,  NFI  Repurchase  Corporation,  NMI
Repurchase  Corporation,  NMI Property Financing,  Inc., HomeView Lending, Inc.,
NovaStar Financial Inc., NFI Holding Corporation and NovaStar Mortgage, Inc.

     3. Master Repurchase Agreement (2007 Non-investment  Grade) dated as of May
31, 2007, among Wachovia  Investment  Holdings,  LLC,  Wachovia Capital Markets,
LLC, NovaStar Mortgage,  Inc., NovaStar Certificates Financing LLC, and NovaStar
Certificates Financing Corp. (the "Non-Investment Grade Facility").

     4. Master Repurchase  Agreement (2007 Investment Grade) dated as of May 31,
2007,  among Wachovia  Bank, N. A.,  Wachovia  Capital  Markets,  LLC,  NovaStar
Mortgage,  Inc., NovaStar Certificates  Financing LLC, and NovaStar Certificates
Financing Corp.

     5. Master Repurchase Agreement (New York) dated as of July 6, 2007, between
Wachovia Bank, National Association and NovaStar Mortgage, Inc.

The foregoing is a summary of the terms of the Waiver Agreement. This summary is qualified in its entirety by reference to the full text of the Waiver Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition to the Master Repurchase Agreements listed above, Wachovia also routinely engages in other ordinary course financial transactions with the
Company, including but not limited to financial derivative transactions, and has acted as an underwriter for certain securitizations sponsored by the Company.

Item 1.02 Termination of a Material Definitive Agreement

In consideration of the Waiver Agreement described above and in furtherance of the Company's priority of repaying its outstanding obligations to Wachovia, on
January 4, 2008 the Company and Wachovia entered into a letter agreement (the
"Release and Termination Agreement") pursuant to which the 2007 Residual
Securities Facility and the related Guaranty of NovaStar Financial, Inc.,
NovaStar Mortgage, Inc., NFI Holding Corporation, and HomeView Lending, Inc.,
and all rights and obligations of the parties thereunder other than obligations that by their terms survive termination, were terminated effective on January 4,
2008. In accordance with the Release and Termination Agreement, the Company repaid the remaining $1,648,181 of its outstanding obligations to Wachovia under the 2007 Residual Securities Facility and paid to Wachovia a $4.0 million termination fee provided for under the 2007 Residual Securities Facility.

Upon termination of the 2007 Residual Securities Facility, Wachovia released its security interest arising under the 2007 Residual Securities Facility, and the mortgage securities originally sold to Wachovia as collateral thereunder were then sold by the Company as additional collateral under the Non-Investment Grade
Facility with Wachovia to support the outstanding obligations of the Company under that facility. In addition, these mortgage securities, and all other collateral sold to Wachovia under the remaining Master Repurchase Agreements listed above, remain the property of Wachovia as additional security for the
Company's obligations arising under each of the remaining Master Repurchase
Agreements and any other transactions with Wachovia, pursuant to the terms of a
Collateral Security, Setoff and Netting Agreement between the Company and
Wachovia, a copy of which has previously been filed with the Securities and
Exchange Commission.

The foregoing is a summary of the terms of the Release and Termination
Agreement. This summary is qualified in its entirety by reference to the full text of the Release and Termination Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

In addition to the Master Repurchase Agreements listed above, Wachovia also routinely engages in other ordinary course financial transactions with the
Company, including but not limited to financial derivative transactions, and has acted as an underwriter for certain securitizations sponsored by the Company.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.         Document

10.1                Master Repurchase Agreements Waiver, dated as of January 4,
                    2008, by and among NovaStar Mortgage, Inc., NovaStar
                    Certificates Financing LLC, NovaStar Certificates Financing
                    Corporation, NFI Repurchase Corporation, NMI Repurchase
                    Corporation, NMI Property Financing, Inc., HomeView Lending,
                    Inc., NovaStar Financial, Inc., NFI Holding Corporation,
                    Wachovia Bank, N.A. and Wachovia Investment Holdings, LLC.

10.2                Letter Agreement (Release of Security Interest relating to
                    Master Repurchase Agreement (2007 Residual Securities)),
                    dated as of January 4, 2008, by and among NovaStar Mortgage,
                    Inc., NovaStar Certificates Financing LLC, NovaStar
                    Certificates Financing Corporation, NFI Holding Corporation,
                    NovaStar Financial, Inc., HomeView Lending, Inc., Wachovia
                    Investment Holdings, LLC, and Wachovia Capital Markets, LLC.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 10, 2008
                                       NOVASTAR FINANCIAL, INC.

                                       /s/ Rodney E. Schwatken
                                       -----------------------------------------
                                       Rodney E. Schwatken,
                                       Chief Financial Officer

                                Index of Exhibits

Exhibit No.         Document

10.1                Master Repurchase Agreements Waiver, dated as of January 4,
                    2008, by and among NovaStar Mortgage, Inc., NovaStar
                    Certificates Financing LLC, NovaStar Certificates Financing
                    Corporation, NFI Repurchase Corporation, NMI Repurchase
                    Corporation, NMI Property Financing, Inc., HomeView Lending,
                    Inc., NovaStar Financial, Inc., NFI Holding Corporation,
                    Wachovia Bank, N.A. and Wachovia Investment Holdings, LLC.

10.2                Letter Agreement (Release of Security Interest relating to
                    Master Repurchase Agreement (2007 Residual Securities)),
                    dated as of January 4, 2008, by and among NovaStar Mortgage,
                    Inc., NovaStar Certificates Financing LLC, NovaStar
                    Certificates Financing Corporation, NFI Holding Corporation,
                    NovaStar Financial, Inc., HomeView Lending, Inc., Wachovia
                    Investment Holdings, LLC, and Wachovia Capital Markets, LLC.